                                                                   EXHIBIT 99.5


DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02               Summary Of Bank And Investment Accounts    Attachment 1
   3:15 PM                    Cape Cod Light, L.L.C.
Summary                      Case No: 01-10962 (JCA)                  UNAUDITED
Cape Cod Light, LLC         For Month Of June, 2002


                                                   Balances
                                       ------------------------------          Receipts &             Bank
                                          Opening          Closing           Disbursements          Statements           Account
Account                                As Of 6/01/02    As Of 6/30/02          Included              Included           Reconciled
-------                                -------------    -------------      ----------------       ---------------       ----------
Cape Cod Light Escrow                  8,158,727.80            0.00        No - Amount Was        No - Account Is           No
US Dept Of Transportation                                                  Offset Against         Under Control
Maritime Administration                                                    Debt to Maritime       Of Maritime
                                                                           Adminstration          Adminstration -
                                                                                                  No Statements

Cape Cod Light Security                        0.03            0.00        Yes                    No                        Yes
Hibernia Investments, LLC
Account # - 4R6-771783

20-Jul-02                  Receipts & Disbursements                Attachment 2
3:17 PM                      Cape Cod Light, LLC
R&D - Hibernia             Case No: 01-10962 (JCA)                    UNAUDITED
Investments -             Hibernia Investments, LLC
CCL Security           Cape Cod Light Security Account
                           Account # - 4R6-771783
                            1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                     0.03


Receipts









Disbursements


                                    (0.03)            Written Off By Hibernia



                                    (0.03)            Total Disbursements



Closing Balance - 30 Jun 02
                                     0.00

20-Jul-02                Concentration & Investment                Attachment 3
3:14 PM                      Account Statements
Summary                   Cape Cod Light, L.L.C.
Cape May                 Case No: 01-10962 (JCA)
Light, LLC               For Month Of June, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:32
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JUN-02

currency USD
Company=32 (CAPE COD LIGHT)


                                          PTD-Actual
                                          30-Jun-02
                                       --------------

Revenue
Gross Revenue                                    0.00
Allowances                                       0.00
                                       --------------
Net Revenue                                      0.00

Operating Expenses
Air                                              0.00
Hotel                                            0.00
Commissions                                      0.00
Onboard Expenses                               (30.64)
Passenger Expenses                               0.00
Vessel Expenses                                  0.00
Layup/Drydock Expense                            0.00
Vessel Insurance                                 0.00
                                       --------------
Total Operating Expenses                       (30.64)

                                       --------------
Gross Profit                                    30.64

SG&A Expenses
Sales & Marketing                                0.00
Start-Up Costs                                   0.00
                                       --------------
Total SG&A Expenses                              0.00

                                       --------------
EBITDA                                          30.64

Depreciation                                     0.00

                                       --------------
Operating Income                                30.64

Other Expense/(Income)
Interest Income                                  0.00
Equity in Earnings for Sub                       0.00
Reorganization expenses                 38,683,671.90
                                       --------------
Total Other Expense/(Income)            38,683,671.90

                                       --------------
Net Pretax Income/(Loss)               (38,683,641.26)

Income Tax Expense                               0.00

                                       --------------
Net Income/(Loss)                      (38,683,641.26)
                                       ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:36
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=32 (CAPE COD LIGHT)


                                              YTD-Actual                YTD-Actual
                                               30-Jun-02                22-Oct-02
                                            --------------            --------------

ASSETS

Cash and Equivalent                                   0.00                      0.00

Restricted Cash                                       0.00              8,158,728.00

Accounts Receivable                                   0.00                     42.00

Inventories                                           0.00                217,563.69

Prepaid Expenses                                      0.00                 74,900.00

Other Current Assets                                  0.00                      0.00

                                            --------------            --------------
Total Current Assets                                  0.00              8,451,233.69


Fixed Assets                                          0.00             35,993,283.77

Accumulated Depreciation                              0.00                      0.00

                                            --------------            --------------
Net Fixed Assets                                      0.00             35,993,283.77


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                    (13,350,804.71)           (13,322,516.26)

Net Deferred Financing Fees                           0.00              2,630,465.87

Net Investment in Subsidiaries                        0.00                      0.00

                                            --------------            --------------
Total Other Assets                          (13,350,804.71)           (10,692,050.39)

                                            --------------            --------------
Total Assets                                (13,350,804.71)            33,752,467.07
                                            ==============            ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:36
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=32 (CAPE COD LIGHT)


                                              YTD-Actual                YTD-Actual
                                               30-Jun-02                 22-Oct-02
                                            --------------            --------------

LIABILITIES

Accounts Payable                                      0.00                      0.00

Accrued Liabilities                                   0.00                 75,000.00

Deposits                                              0.00                      0.00

                                            --------------            --------------
Total Current Liabilities                             0.00                 75,000.00


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00

                                            --------------            --------------
Total Liabilities                                     0.00                 75,000.00


OTHER

Liabilities Subject to Compromise            31,882,948.00             40,041,676.00

                                            --------------            --------------
Total Other                                  31,882,948.00             40,041,676.00


OWNER'S EQUITY

Common Stock                                          0.00                      0.00

Add'l Paid In Capital                                 0.00                      0.00

Current Net Income (Loss)                   (38,842,230.33)            (4,661,527.14)

Retained Earnings                            (6,391,522.38)            (1,702,681.79)

                                            --------------            --------------
Total Owner's Equity                        (45,233,752.71)           (6,364,208.93)

                                            --------------            --------------
Total Liabilities & Equity                  (13,350,804.71)            33,752,467.07
                                            ==============            ==============

Cape Cod Light, LLC               ATTACHMENT 6                   01-10962 (JCA)
                            Summary List of Due To/
                               Due From Accounts
                       For the Month Ended June 30, 2002


                                                                 BEGINNING                                              ENDING
AFFILIATE NAME                            CASE NUMBER             BALANCE             DEBITS       CREDITS             BALANCE
American Classic Voyages Co.                01-10954            1,670,131.78            --            --            1,670,131.78
AMCV Cruise Operations, Inc.                01-10967           (3,950,183.20)           --            --           (3,950,183.20)
The Delta Queen Steamboat Co.               01-10970            1,404,059.37            --            --            1,404,059.37
DQSB II, Inc.                               01-10974                  (82.74)           --            --                  (82.74)
Great AQ Steamboat, L.L.C                   01-10960              500,000.00            --            --              500,000.00
Great River Cruise Line, L.L.C              01-10963                  270.05            --            --                  270.05
Great Ocean Cruise Line, L.L.C              01-10959               (4,980.00)           --            --               (4,980.00)
Cruise America Travel, Incorporated         01-10966               (2,706.08)           --            --               (2,706.08)
Delta Queen Coastal Voyages, L.L.C          01-10964               (5,769.44)        30.64            --               (5,738.80)
Cape May Light, L.L.C                       01-10961                8,675.31            --            --                8,675.31
Project America, Inc.                       N/A                   (52,500.00)           --            --              (52,500.00)
Oceanic Ship Co.                            N/A                    42,930.22            --            --               42,930.22
Project America Ship II, Inc.               N/A                    97,472.74            --            --               97,472.74
Ocean Development Co.                       01-10972          (13,058,475.55)           --            --          (13,058,475.55)
American Hawaii Properties Corporation      01-10976              (31,777.30)           --            --              (31,777.30)
Great Independence Ship Co.                 01-10969               32,099.49            --            --               32,099.49
                                                              ------------------------------------------------------------------
                                                              (13,350,835.35)        30.64            --          (13,350,804.71)
                                                              ==================================================================

                             Cape Cod Light, L.L.C.
                                 01-10962 (JCA)




                           Accounts Receivable Aging
                              As of June 30, 2002







                                  Attachment 7


                                 Not Applicable

                             Cape Cod Light, L.L.C.
                                 01-10962 (JCA)




                            Accounts Payable Detail
                              As of June 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor and three other Debtors completed the forfeiture of four vessels to the Maritime Administration, the secured creditor of each vessel, during June. Accordingly, the Debtor wrote-off the carrying value of its vessel and related assets. The net loss of disposition totaled $38.7 million.

2. Restricted cash represented escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. The Debtor offset this cash against the outstanding debt, which was previously reclassified as a liability subject to compromise.